Note 7 - Income Taxes	9 Months Ended	12 Months Ended
	Dec. 31, 2018	Mar. 31, 2018
Disclosure Text Block [Abstract]
Note 7 - Income Taxes

Note 8 – Income Taxes

The Company’s effective tax rate was -4.0% and 0% for the nine months ended December 31, 2018 and 2017, respectively.

Income tax expense was $737,568 for the nine months ended December 31, 2018. This amount includes $211,423 attributable to current year income taxes, $510,647 attributable to the tax year ended March 31, 2018, and $15,498 in tax penalties attributable to the year ended March 31, 2018. Income tax expense was $0 for the nine months ended December 31, 2017.

Deferred tax assets are evaluated by considering historical levels of income, estimates of future taxable income and the impact of tax planning strategies. The Company continues to evaluate its deferred tax asset valuation allowance on a quarterly basis. The Company concluded that, as of December 31, 2018, it is more likely than not that the Company will not have sufficient taxable income within the applicable net operating loss carry-forward period to realize any portion of its deferred tax assets.

The Company’s income tax payable was $737,568 as of December 31, 2018, and $0 as of December 31, 2017. The increase in income taxes payable is based on current quarter projections of estimated taxable income and a tax liability attributable to the March 31, 2018 tax year.

As of December 31, 2018, the Company had approximately $34.5 million of federal net operating loss carryforwards (“NOLs”) which will begin to expire in 2025. These NOLs have the potential to be used to offset future ordinary taxable income and reduce future cash tax liabilities.

Because the Company operates in the legal cannabis industry, it is subject to the limitations of Internal Revenue Code Section 280E (“280E”) for U.S. income tax purposes. Under 280E, the Company is allowed to deduct expenses that are directly related to the production of its products, i.e. cost of goods sold, but is allowed no further deductions for ordinary and necessary business expenses from its gross profit. The Company believes that the deductions disallowed include the deduction of NOLs. The unused NOLs will continue to carry forward and may be used by the Company to offset future taxable income that is not subject to the limitations of 280E.

Note 7 – Income Taxes

At March 31, 2018 and 2017 respectively, the Company had net operating loss carryforwards for income tax purposes of approximately $43,764,901 and $22,264,747 available as offsets against future taxable income. The net operating loss carryforwards are expected to expire at various times from 2025 through 2038. Utilization of the Company’s net operating losses may be subject to substantial annual limitation if the Company experiences a 50% change in ownership, as provided by the Internal Revenue Code and similar state provisions.  Such an ownership change would substantially increase the possibility of net operating losses expiring before complete utilization.

The provision for income taxes is different than would result from applying the U.S. statutory rate to profit before taxes for the reasons set forth in the following reconciliation:

	2018	2017
Tax benefit computed at U.S. statutory rates	$ (4,824,580)	$ (3,377,374)
Increases (decreases) in taxes resulting from:
Non-deductible items	170,052	(25,000)
Stock based compensation	(5,620)	-
Change in valuation allowance	4,659,788	3,421,580
State taxes	-	(19,206)
Total	$ -	$ -

The tax effects of the primary temporary differences giving rise to the Company’s deferred tax assets and liabilities are as follows for the year ended March 31, 2018 and 2017:

	2018	2017
Deferred tax assets:
Net operating loss carryforward	$ 9,190,629	$ 7,570,014
Depreciation and Amortization expense	(286,240)	(391,362)
Stock based compensation	752,617	792,991
Total deferred tax assets	9,657,006	7,971,643
Less valuation allowance	(9,657,006)	(7,971,643)
Net deferred tax asset	$ -	$ -

Because of the Company’s lack of earnings history, the deferred tax assets have been fully offset by a valuation allowance. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during those periods that the temporary differences become deductible. The Company believes that the tax positions taken in its tax returns would be sustained upon examination by taxing authorities. The Company files income tax returns in the U.S. federal jurisdiction and other required state jurisdictions. The Company's periodic tax returns filed in 2015 and, thereafter, are subject to examination by taxing authorities under the normal statutes of limitations in the applicable jurisdictions. During the year ended March 31, 2018 and 2017, the decrease in the deferred tax asset valuation allowance amounted to approximately $1.7 million and $2.8 million, respectively.